UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 22, 2005
                Date of report (Date of earliest event reported)

                           Supertel Hospitality, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

        0-25060                                            52-1889548
(Commission File Number)                       (IRS Employer Identification No.)

         309 North Fifth Street
              Norfolk, NE                                     68701
(Address of Principal Executive Offices)                   (Zip Code)

                                 (402) 371-2520
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On December 22, 2005, Supertel Hospitality, Inc. filed Articles of Amendment (the "Amendment") to its Second Amended and Restated Articles of Incorporation with the State Corporation Commission of the Commonwealth of Virginia. The Amendment establishes 2,500,000 shares of Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock has a $10.00 per share liquidation preference, no stated maturity, and dividends on the Series A Convertible Preferred Stock will be cumulative from the date of original issue and are payable monthly in arrears at the annual rate of 8% of the $10.00 liquidation preference per share, equivalent to a fixed annual amount of $.80 per share. The Series A Convertible Preferred Stock is convertible into shares of Supertel Hospitality common stock at a conversion price of $5.66 per share of common stock (equivalent to 1.77 shares of common stock for each share of Series A Convertible Preferred Stock) subject to certain adjustments. The Series A Convertible Preferred Stock may be redeemed by Supertel Hospitality, and has preferences, limitations and relative rights, all as set forth in the Amendment. The form of the Amendment is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibits.

     4.1 Form of Articles of Amendment to Second Amended and Restated Articles of Incorporation of Supertel Hospitality, Inc. (incorporated by reference to Exhibit 4.1 to Supertel Hospitality's Registration Statement on Form S-1/A filed on December 23, 2005).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Supertel Hospitality, Inc.


Date:  December 29, 2005      By:  /s/ Donavon A. Heimes
                                  ------------------------------------
                                  Name:   Donavon A. Heimes
                                  Title:  Chief Financial Officer, Treasurer
                                          and Secretary

                                  EXHIBIT INDEX

Exhibit          Description                                         Page. No.

4.1       Form of Articles of  Amendment to Second  Amended and
          Restated Articles of Incorporation of Supertel Hospitality, Inc. (incorporated by reference to Exhibit 4.1 to Supertel Hospitality's Registration Statement on Form S-1/A filed on December 23, 2005)